                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 20, 2002
-------------------------------------------------------------------------------
                        (Date of earliest event reported)


                             Abington Bancorp, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Massachusetts                 0-16018                  04-3334127
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts                        02189
-------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


                                 (781) 682-6400
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS.

         On December 20, 2002, Abington Bancorp, Inc. (the "Company") issued a press release announcing an $0.11 per share dividend, a $0.04 per share increase. A copy of the press release is attached to this report as
         Exhibit 99.1 and is incorporated herein by reference.

         A press release making this announcement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Press Release dated December 20, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ABINGTON BANCORP, INC.


Date:  December 20, 2002                 By: /s/ Robert M. Lallo
                                             ----------------------------------
                                             Name:  Robert M. Lallo
                                             Title: Executive Vice President
                                                    and Chief Financial Officer